Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the acquisition transactions (the “Acquisitions”) between RC-1, Inc. (“RC-1”) and Media Design Associates, Inc. (“MDA”) and RC-1 and Booyah Technologies LLC (“Booyah”).

The MDA acquisition was consummated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 31, 2021 by and among the RC-1, MDA Acquisition Corporation, a wholly-owned subsidiary of the RC-1 (the “Merger Subsidiary”), MDA and Michael Wohl. Pursuant to the terms of the Merger Agreement, the Merger Subsidiary merged with and into MDA (the “Merger”) and Michael Wohl was issued 10,263,158 shares of our Common Stock and a promissory note in the amount of $625,000. The Booyah acquisition was consummated pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”) dated as of May 31, 2021 by and among the Company, Booyah and Ben Marlow. Pursuant to the terms of the Purchase Agreement, the RC-1 issued 7,244,626 shares of our Common Stock to Ben Marlow in exchange for all of the outstanding membership interests of Booyah.

The unaudited pro forma combined financial statements presented below are prepared by applying the acquisition method of accounting. Pro forma adjustments which give effect to certain transactions occurring as a direct result of the Acquisitions are described in the accompanying unaudited notes presented on the following pages. The accompanying unaudited pro forma combined statement of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 present the combined results of operations as if the Acquisitions had occurred on January 1, 2020 and assumes the recission option has not been exercised. The unaudited pro forma consolidated balance sheet at March 31, 2021 assuming the Acquisitions occurred on January 1, 2021.

These unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had RC-1 and the Acquisitions been a consolidated company during the specified periods.

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RC-1 Inc.

Unaudited Condensed Combined Pro Forma Balance Sheet

March 31, 2021

		Media Design Associates, Inc.			Booyah Technologies LLC
	RC-1	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Notes	RC-1 Pro Forma
Current assets
Cash and cash equivalents	$241,750	$900,198	$–	$900,198	$14,600	$–	$14,600		$1,156,548
Accounts receivable, net	48,703	43,896	–	43,896	45,548	–	45,548		138,147
Inventory	73,672	–	–	–	–	–	–		73,672
Prepaid expenses and other current assets	–	12,153	–	12,153	–	–	–		12,153
Current assets	364,125	956,247	–	956,247	60,148	–	60,148		1,380,520

Property and equipment, net	29,319	36,630	–	36,630	64,670		64,670		130,619
Goodwill	–	–	439,167	439,167	–	–	–	A	439,167
Trademark	–	–	306,000	306,000	–	82,800	82,800	A	388,800
Customer relationship	–	–	433,900	433,900	–	420,800	420,800	A	854,700
Other assets	3,500	1,299	–	1,299	–	–	–		4,799
Total assets	$396,944	$994,176	$1,179,067	$2,173,243	$124,818	$503,600	$628,418		$3,198,605

Current liabilities
Accounts payable and accrued liabilities	$104,801	$233,602	$–	$233,602	$75,218	$–	$75,218		$413,621
Deferred compensation	–	–	–	–	–	–	–		–
Customer deposits	41,718	350,214	–	350,214	71,235	–	71,235		463,167
Note payable, related party	95,491	–	–	–	–	–	–		95,491
Note payable	–	–	625,000	625,000	28,750	–	28,750	B	653,750
Current maturities of long-term debt	5,277	6,641	–	6,641	21,076	–	21,076		32,994
Capital lease obligation, current portion	–	4,671	–	4,671	–	–	–		4,671
Total current liabilities	247,287	595,128	625,000	1,220,128	196,279	–	196,279		1,663,694

Long-term debt, net of current portion	17,364	166,769	–	166,769	49,785	–	49,785		233,918
Lease obligation, net of current portion	–	3,870	–	3,870	–	–	–		3,870
Deferred tax liability	–	–	155,376	155,376	–	105,755	105,755	C	261,131
Total liabilities	264,651	765,767	780,376	1,546,143	246,064	105,755	351,819		2,162,613

Shareholder's equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized; Series A 100,000 and 0 issued and outstanding at March 31, 2021	100	–	–	–	–	–	–		100
Common stock, $0.001 par value; 250,000,000 shares authorized; 95,789,474 shares outstanding, 113,297,258 shares pro forma	95,789	1,000	13,525	14,525	–	9,094	9,094	D	119,408
Additional paid in capital	496,076	109,463	503,112	612,575	–	235,297	235,297	D	1,343,948
Accumulated deficit	(459,672)	117,946	(117,946)	–	(121,246)	153,454	32,208	D	(427,464)
Total shareholders' equity	132,293	228,409	398,691	627,100	(121,246)	397,844	276,598		1,035,992
Liabilities and shareholders' equity	$396,944	$994,176	$1,179,067	$2,173,243	$124,818	$503,600	$628,418		$3,198,605

See the accompanying notes to the unaudited pro forma condensed combined financial statements.

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RC-1 Inc.

Unaudited Condensed Proforma Statement of Operations

For the Three Months Ended March 31, 2021

		Media Design Associates, Inc.			Booyah Technologies LLC
	RC-1	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Note	RC-1 Pro Forma

Net sales	$61,854	$792,593	$–	$792,593	$144,380	$–	$144,380		$998,827

Cost of sales	33,306	364,601	–	364,601	82,897	–	82,897		480,804
Gross margin	28,548	427,992	–	427,992	61,483	–	61,483		518,023

Operating expenses:
Selling expenses	–	12,955	–	12,955	5,763	–	5,763		18,718
Payroll and related expenses	128,706	102,304	–	102,304	78,042	–	78,042		309,052
Depreciation and amortization	1,795	1,881	3,616	5,497	6,761	3,507	10,268	F	17,560
General and administrative	188,145	37,442	–	37,442	17,523	–	17,523		243,110
Total operating expenses	318,646	154,582	3,616	158,198	108,089	3,507	111,596		588,440

Income (loss) from operations	(290,098)	273,410	(3,616)	269,794	(46,606)	(3,507)	(50,113)		(70,417)

Other income (expense):
Other income	–	103,196	–	103,196	–	–	–		103,196
Interest expense	(554)	(1,562)	–	(1,562)	(81)	–	(81)		(2,197)
Total other income (expense)	(554)	101,634	–	101,634	(81)	–	(81)		100,999

Net income (loss)	$(290,652)	$375,044	$(3,616)	$371,428	$(46,687)	$(3,507)	$(50,194)		$30,583

Basic and diluted net income (loss) per share	$(0.00)								$0.00

Weighted average shares outstanding	90,536,550								117,881,188

See the accompanying notes to the unaudited pro forma condensed combined financial statements.

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RC-1 Inc.

Unaudited Condensed Proforma Statement of Operations

For the Year Ended December 31, 2020

		Media Design Associates, Inc.			Booyah Technologies LLC
	RC-1	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Note	RC-1 Pro Forma

Net sales	$130,635	$1,353,366	$–	$1,353,366	$1,101,409	$–	$1,101,409		$2,585,410

Cost of sales	138,662	877,568	–	877,568	760,325	–	760,325		1,776,555
Gross margin	(8,027)	475,798	–	475,798	341,084	–	341,084		808,855

Operating expenses:
Selling expenses	–	64,468	–	64,468	26,898	–	26,898		91,366
Payroll and related expenses	–	489,636	–	489,636	185,520	–	185,520		675,156
Depreciation and amortization	–	16,339	14,463	30,802	19,439	14,027	33,466	F	64,268
General and administrative	–	73,767	–	73,767	124,509	–	124,509		198,276
Total operating expenses	–	644,210	14,463	658,673	356,366	14,027	370,393		1,029,066

Income (loss) from operations	(8,027)	(168,412)	(14,463)	(182,875)	(15,282)	(14,027)	(29,309)		(220,211)

Other income (expense):
Other income	–	41,935	–	41,935	–	32,208	32,208	G	74,143
Interest expense	(7,274)	(8,285)	–	(8,285)	(6,920)	–	(6,920)		(22,479)
Total other income (expense)	(7,274)	33,650	–	33,650	(6,920)	32,208	25,288		51,664

Net income (loss)	$(15,301)	$(134,762)	$(14,463)	$(149,225)	$(22,202)	$18,181	$(4,021)		$(168,547)

Basic and diluted net income (loss) per share	$(0.00)								$(0.00)

Weighted average shares outstanding	13,921,581								66,787,481

See the accompanying notes to the unaudited pro forma condensed combined financial statements.

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Notes to the Unaudited Pro-Forma Condensed Combined

Financial Statements

Proforma adjustments:

The following pro forma adjustments are incorporated into the pro forma condensed combined balance sheet as of March 31, 2021 and the pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020.

A	To recognize the identified intangible assets and goodwill at fair value as a result of the acquisitions of MDA and Booyah.

B	To recognize the fair value of the note payable to the seller of MDA.

C	To recognize deferred tax liabilities related to the identified intangibles of MDA and Booyah.

D	To eliminate the pre-existing equity of MDA and Booyah and recognize equity issued by RC-1 related to the acquisitions consisting of 10,263,158 and 7,244,626 shares issued to the sellers of MDA and Booyah, respectively and reflect the impact of the bargain purchase gain on the acquisition of Booyah.

E	To account for the amortization of the identified intangible acquired in the acquisition of MDA and Booyah.

F	To account for the amortization of the identified intangible acquired in the acquisition of MDA and Booyah for the respective period.

G	To recognize the bargain purchase gain on the acquisition of Booyah based on consideration of $244, 390 allocated to net assets of $276,598.

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